                              AMENDED AND RESTATED
                                  SCHEDULE 13D
--------------------------------              ----------------------------------
CUSIP No.  629579 20 02              13D                   Page  19 of 19 Pages
--------------------------------              ----------------------------------

                                   EXHIBIT 15
                                   ----------

                  Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of the undersigned.

Dated:  January 10, 1997
                          /s/ Alfred M. Rankin, Jr.
                          ------------------------------------
                          Name: Alfred M. Rankin, Jr.

                          /s/ Alfred M. Rankin, Jr.
                          ------------------------------------
                          Name: Alfred M. Rankin, Jr.

                          Attorney-in-Fact for Clara T. Rankin*
                          Attorney-in-Fact for Victoire G. Rankin*
                          Attorney-in-Fact for Helen R. Butler*
                          Attorney-in-Fact for Clara T. Rankin*
                          Attorney-in-Fact for Thomas T. Rankin*
                          Attorney-in-Fact for Matthew M. Rankin*
                          Attorney-in-Fact for Claiborne R. Rankin*
                          Attorney-in-Fact for Chloe O. Rankin*
                          Attorney-in-Fact for Roger F. Rankin*
                          Attorney-in-Fact for Bruce T. Rankin*
                          Attorney-in-Fact for Frank E. Taplin, Jr.*
                          Attorney-in-Fact for Margaret E. Taplin*
                          Attorney-in-Fact for Martha S. Kelly*
                          Attorney-in-Fact for Susan S. Panella*
                          Attorney-in-Fact for Jennifer T. Jerome*
                          Attorney-in-Fact for Caroline T. Ruschell*
                          Attorney-in-Fact for David F. Taplin*
                          Attorney-in-Fact for Thomas E. Taplin*
                          Attorney-in-Fact for Beatrice B. Taplin*
                          Attorney-in-Fact for Thomas E. Taplin, Jr.*
                          Attorney-in-Fact for Theodore D. Taplin*
                          Attorney-in-Fact for Britton T. Taplin*
                          Attorney-in-Fact for Frank E. Taplin*
                          Attorney-in-Fact for National City Bank, as trustee* Attorney-in-Fact for CTR Family Associates, L.P.* Attorney-in-Fact for Rankin Management, Inc.*
------------------
* The powers of attorney authorizing the above-named individual to act on behalf of each of the foregoing Reporting Persons are included in
         Exhibit 2 at pages 26 through 106 and pages 113 through 121 of such Exhibit, in Exhibit 13 at pages 6 through 8 of such Exhibit and in
         Exhibit 14 at pages 6 through 8 of such Exhibit.